[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the company if publicly disclosed.

Exhibit 10.36

Amendment No. 4 To Master Supply Agreement

This Amendment No. 4 (the “Fourth Amendment”) is entered into as of October 29, 2021, and effective as of July 13, 2021 (the “Fourth Amendment Effective Date”) by and among: FibroGen, Inc. and its Affiliates (collectively, “FibroGen”); and Shanghai SynTheAll Pharmaceutical Co., Ltd (d/b/a “上海合全药业有限公司”) (“Shanghai STA”); and STA Pharmaceutical Hong Kong Limited (d/b/a “合全药业香港有限公司”) (“STA Hong Kong”) (STA Hong Kong, Shanghai STA, and each of their Affiliates are collectively referred to as “STA”).  This Fourth Amendment amends the Master Supply Agreement entered into by and between STA and FibroGen on March 2, 2020 (the “Master Supply Agreement”), as amended by Amendment No. 1 effective as of May 11, 2020, Amendment No.2 effective as of July 24, 2020, and Amendment No.3 entered into as of January 12, 2021 and effective as of October 1, 2020 (collectively, the “Prior Amendments”). STA and FibroGen shall be referred to individually herein as a “Party”, and collectively as, the “Parties”. The Master Supply Agreement, the Prior Amendments, and this Fourth Amendment are collectively, the “Agreement”.

Whereas, to account for the overall price increase of [*] from [*] to [*], for shipments to FibroGen Affiliate in China, namely FibroGen (China) Medical Technology Development Company, Ltd. (referred to above as “FibroGen China”), the Parties desire to amend the Master Supply Agreement by replacing Exhibit B and Exhibit C; and

Whereas, the Parties desire to continue the relationship as set forth under the Master Supply Agreement as amended by the Prior Amendments and this Fourth Amendment.

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

(1)

Unless otherwise defined herein, all capitalized terms and phrases used in this Fourth Amendment shall have the meaning ascribed to them in the Master Supply Agreement as amended by the Prior Amendments.

(2)

Exhibit B of the Master Supply Agreement is hereby deleted in its entirety and replaced with the attached “Amended and Restated Exhibit B”, attached hereto and incorporated into the Agreement.  As of this Fourth Amendment Effective Date, all references to “Exhibit B” in the Master Supply Agreement as amended by the Prior Amendments shall be deemed to refer to “Amended and Restated Exhibit B”.

(3)

Exhibit C of the Master Supply Agreement is hereby deleted in its entirety and replaced with the attached “Amended and Restated EXHIBIT C”, attached hereto and incorporated into the Agreement. As of the Fourth Amendment Effective Date, all references to “Exhibit C” in the Master Supply Agreement as amended by the Prior Amendments shall be replaced with “Amended and Restated Exhibit C”.

(4)

This Fourth Amendment, together with the Master Supply Agreement as amended by the Prior Amendments, contains the entire understanding of the Parties with respect to the subject matter hereof.  Except as otherwise provided herein and in the Prior Amendments, the Master Supply Agreement has not been modified or amended and remains in full force and effect. All express or implied agreements and understandings, either oral or written, heretofore made with respect to subject matter herein are expressly superseded in this Fourth Amendment.

(5)

This Fourth Amendment may be executed in any number of counterparts, each of which shall for all purposes be deemed an original, and all of which together shall constitute one and the same instrument. The Parties agree that execution of this Fourth Amendment shall be by e-Signatures (as defined below), and when so executed, shall have the same legal force and effect as the exchange of original signatures. Pursuant to this Fourth Amendment, “e-Signatures” shall mean a signature that consists of one or more letters, characters, numbers or other symbols in digital form incorporated in, attached to or associated with the electronic document, that (a) is unique to the person making the signature; (b) the technology or process used to make the signature is under the sole control of the person making the signature; (c) the technology or process can be used to identify the person using the technology or process; and (d) the electronic signature can be linked with an electronic document in such a way that it can be used to determine whether the electronic document has been changed since the electronic signature was incorporated in, attached to or associated with the electronic document. For purposes of this Fourth Amendment, the Parties have agreed to execute via DocuSign (or similar) e-Signatures.

IN WITNESS WHEREOF, the Parties have executed this Fourth Amendment to the Master Supply Agreement as of the Fourth Amendment Effective Date.

STA Pharmaceutical Hong Kong Limited		FIBROGEN, INC.
By:	/s/ Fu Xiaoyong	By:	/s/ Michael Martinelli
Name:	Fu Xiaoyong	Name:	Michael Martinelli
Title:	SVP	Title:	SVP Tech Dev
Date:	11/11/2021	Date:	11/12/2021

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the company if publicly disclosed.

SHANGHAI SYNTHEALL PHARMACEUTICAL CO., LTD.
By:	/s/ Fu Xiaoyong
Name:	Fu Xiaoyong
Title:	SVP
Date:	11/11/2021

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the company if publicly disclosed.

Amended and Restated

EXHIBIT B

Price of Product

[*]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the company if publicly disclosed.

Amended and Restated

EXHIBIT C

FibroGen Stockpile (Pricing and Quantity Ordered)

[*]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the company if publicly disclosed.

Amended and Restated

EXHIBIT C - continued

Draw Down Prices if FibroGen chooses to convert the Stockpiled Intermediates to API or FG-[*]

[*]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the company if publicly disclosed.

Amended and Restated

EXHIBIT C - continued

Draw Down Prices if FibroGen chooses to convert the Stockpiled Intermediates to API or FG-[*]

[*]

7

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the company if publicly disclosed.